UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 7, 2002

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 97 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file presentation materials from BB&T's 2002 Investor Conference, held on February 7, 2002.

EXHIBIT INDEX

Exhibit 99.1 Presentation to Analysts on February 7, 2002

BB&T

The World Standard

Analyst Presentation
February 7, 2002

Outline

1. Current Situation Analysis (How are we doing?)
2. Our Culture
     - Vision
     - Mission
     - Core Values
3. The Future
     - The Economy
     - The Financial Services Industry
4. Long-Term Strategy
5. Financial Goals & Strategic Objectives for 2002
6. Challenges & Opportunities

Current Situation Analysis

(How are we doing?)

Background

BB&T is a fast growing, highly profitable, regional financial holding company. The core of our business was created by the merger-of-equals between BB&T and Southern National in 1995 and the acquisition of UCB in 1997. All 3 institutions 'grew up' as eastern North Carolina farm banks. This fundamental and sound heritage is reflected in our culture. BB&T was organized in 1872 and is the oldest bank in the Carolinas.

BB&T has consummated 60 acquisitions of community banks and thrifts, 53 insurance agencies, and 16 non-bank acquisitions over the last fifteen years. The employees, clients, shareholders, and board members of these institutions have considerably strengthened our organization.

Primary Market Segments

Market Coverage

Deposit Market Share

Significant Accomplishments
2001

• Very Good Performance: Over $1 Billion Net Income
• Accomplished Key Strategic Objectives
• Fee Income + 24.3%
• Commercial Loans + 13.2%
• Consumer Loans + 5.2%
• Credit Cards +21.7%
• Mortgage Production + 123% ($10.5 Billion)
• Core Deposits + 8.4%
• Insurance Premiums Exceeded $1 Billion
• 5 Service Households + 26.6%
• OnLine Banking + 284%

Significant Accomplishments
2001

• 2001 Campaigns
     - Deposits: 252,571 accounts
     - Direct Retail Lending: $2.90 Billion
     - Small Business: $1.2 Billion
     - Investments: $656 Million
     - Bankcard: $491 Million
• Olympicss III Strategy Implemented
• Client Service Process Implemented in 66 Departments
• Foundation for IRM Established

Significant Accomplishments
2001

• BB&T: #1 Brand in NC; #3 in SC
• #1 Small Business Bank in U.S.
• Successful Safety and Soundness, CRA, and Compliance Exams
• Smart Money Manager implemented
• Business Banking Manager role established
• Bank Pro and Pro Active rollout begun
• New Mortgage Servicing System implemented

Significant Accomplishments
2001

• Hardwick Holding Company and First Banking Company of Southeast Georgia successful conversions
• Century South, FCNB, BankFirst, FirstSpartan and Virginia Capital acquired and successfully converted
• F&M National and Community First Banking acquired
• AREA and Mid-America mergers announced
• Insurance Acquisitions: Clark Consulting Group, Stephens & Company, First American Title of the Carolinas, Lofton & Company, Shomo & Lineweaver, J.V. Arthur, Apple Title, Lowery D. Finley & Company, U.S. Insurance Services, O'Neal & Hinson, and Cooney Rikard & Curtin (CRC)
• The Southeastern Trust Company and Horizon Mortgage acquired

Economic Challenges

• Impact of attack on U.S.
• Significantly slowing economy
• Increased loan losses and non-performing assets
• Margin squeeze from rapidly falling interest rates
• Slowing loan growth; particularly direct retail

Earnings Performance1

EPS Trend1

Financial Strength

Generating Fee Income and
Operating Efficiency1

1Recurring and restated

Credit Quality

Total Assets

Recurring Net Income
As Originally Reported

Long-Term Trends

•    20th Consecutive year of record recurring earnings

•    20 Year compound annual growth in EPS 11.0%
     15 year compound annual growth rate in EPS 12.0%
     10 year compound annual growth rate in EPS 18.2%
     (beginning with originally reported EPS)

•   Paid cash dividend every year since 1920

•   30th Consecutive year of dividend increases

Relative Financial Performance

Owners as Beneficiaries of
Corporate Strategy

•   BB&T's 10-year compound annual dividend growth rate is 15.6% as compared to 2.6% for S&P 500
•   Over the last 5 years, BB&T's total compound annual return to shareholders is 17.7% compared to 10.7% for the S&P 500 and 10.6% for S&P major regional banks index
•   BB&T's 10-year total compound annual return to shareholders is 21.4% compared to 12.9% for the S&P 500

Shareholder Return

BB&T Culture

Vision
Mission
Values

BB&T Vision

To Create The Best Financial
Institution Possible

"The Best of The Best"

BB&T MISSION

Purpose

Our ultimate purpose is to create

superior, long-term economic rewards

to our owners (shareholders).

Purpose

• However, we can only accomplish this purpose with excellent client relations as our clients are our source of revenues.

• To have excellent client relations we must have outstanding employees to serve our clients. To attract and retain outstanding employees, we must reward them financially and create an environment where they can learn and grow.

• Our economic results are significantly impacted by the success of our communities. The community's "quality of life" impacts its ability to attract industry for growth.

BB&T Values

• Values are practical habits that enable us as individuals to live, be successful, and achieve happiness.

• For BB&T, our Values enable us to achieve our mission and corporate purpose.

• Values must be consistent (non-contradictory).

• Values are important!!

BB&T Values

(1) Reality (Fact-Based):
    - What is, is.

    - In order to be better, we must begin by understanding what the facts are.

    - Wishing something is so, does not make it so.

BB&T Values

(2) Reason (Objectivity):
    - Mankind has a specific means of survival which is his ability to reason logically from the facts of reality, i.e. his capacity to think.

    - Sound premises, induction, deduction, and integration are the tools of clear reasoning.

    - Our concept is to make logical decisions based on the facts.

BB&T Values

(3) Independent Thinking:
    - All employees are challenged to use their individual minds to their optimum to make rational decisions.

    - In this context, each of us is responsible for what we do and who we are.

    - Creativity is strongly encouraged and only possible with independent thought.

BB&T Values

(4) Productivity:
    - We are committed to be producers of wealth and well-being by taking the actions necessary to accomplish our mission.

    - The tangible evidence of our productivity is that we have allocated capital rationally through our lending and investment process and that we have provided needed services to our clients in an efficient manner resulting in superior profitability.

    - At the individual level, productivity is the commitment to act.

BB&T Values

(5) Honesty:
    - Being honest is simply being consistent with reality. To be dishonest is to be in conflict with reality and is therefore, self-defeating.

    - We must say what we mean and mean what we say.

    - We must keep our agreements.

BB&T Values

(6) Integrity:
    - Because we have developed our principles logically based on reality, we will always act consistent with our principles.

    - Regardless of the short-term benefits, acting inconsistent with our principles is to our long-term detriment.

    - We will not compromise our principles.

BB&T Values

(7) Justice (Fairness):
    - Individuals should be evaluated and rewarded objectively (for better or worse) based on their contribution to accomplishing our mission and their adherence to our values.

    - Those that contribute the most should receive the most.

BB&T Values

(8) Pride:
    - Pride is the psychological reward we earn from living our values, i.e. from being just, honest, having integrity, being an independent thinker, etc.

    - We must perform our work in such a manner as to be able to be justly proud of what we have accomplished.

BB&T Values

(9) Self-Esteem (Self-Motivation):
    - We expect our employees to earn positive self-esteem from doing their work well. We expect and want our employees to act in their rational, long-term self interest. We want employees who have strong personal goals and who expect to be able to accomplish their goals within the context of our mission.

    - A necessary attribute for self-esteem is self-motivation. We have a strong work ethic. We believe that you receive from your work in proportion to how much you contribute. If you do not want to work hard, work somewhere else.

BB&T Values

(10)  Teamwork/Mutual Supportiveness:
    - While independent thought and strong personal goals are critically important, our work is accomplished within teams. Each of us must consistently act to achieve the agreed upon objectives of the team with respect for our fellow employees, while acting in a mutually supportive manner.

The Role of Emotions

• Emotions are important

• We should train our emotions to help us achieve success and happiness

• Emotions are not a means of knowledge

Concepts that Describe BB&T

(1) Client-Driven
    - Our clients are our partners
    - We try to create win/win relationships

(2) Quality-Oriented
    - Quality must be built into the process

(3) Efficient
    - "Waste not, want not"
    - Design efficiency into the system

Concepts that Describe BB&T

(4) Growing, Both Our Business and Our People
    - Grow or die

(5) Continuous Improvement
    - Everything can be done better
    - Fundamental commitment to innovation

(6) Objective Decision-Making
    - Fact-based and rational

BB&T's Management Style

                                                       • Participative

                                                       • Team-Oriented

                                                       • Fact-Based

                                                       • Rational

                                                       • Objective

BB&T's Management Concept

                    • Hire excellent people

                    • Train them well

                    • Give them an appropriate level of authority and responsibility

                    • Expect a high level of achievement

                    • Reward their performance

The BB&T Positive Attitude

Given the facts of reality and our ability
to reason, we are capable of achieving
both success and happiness.

Rational Optimism

BB&T's Obligations to its Employees

We Will Do Our Best To:

• Compensate employees fairly in relation to internal equity and market-comparable pay practices
- Performance-based compensation
• Provide a comprehensive and market-competitive benefit program
• Create a place where employees can learn and grow
• Train employees so they are competent to do work asked of them

BB&T's Obligations to its Employees

We Will Do Our Best To:

• Evaluate and recognize performance objectively, fairly, and consistently based on the individual's contribution to the accomplishment of our mission and adherence to our values
• Treat each employee as an individual with dignity and respect

Our Passions

• TO CREATE THE BEST FINANCIAL INSTITUTION POSSIBLE

• To consistently provide the client with better value through rational innovation and productivity improvement

Virtues of an Outstanding
Credit Culture

(1) Provides Fundamental Insight to Help Clients Achieve Their Economic Goals and Solve Their Financial Problems

(2) Responsive

(3) Flexible (Creative)

(4) Reliable

(5) Manages Risk Within Agreed Upon Limits

(6) Ensures the Appropriate Economic Return for the Risk Taken

(7) Creates a 'Premium' for Service Delivery

The Future

Global Economic Context

• Increased freedom leading to long-term economic progress

              - Globally integrated: Volatile

              - Highly competitive

              - Merciless

              - Survival of most competent

Economy
2002

• We are in a recession which will probably continue until mid-year 2002

• Slow growth: Real GDP 0% - 2%

• Low inflation - CPI 1% to 2%

• Total Growth - 1% to 3%

• Prime rate to bottom at 4.5% and to begin rising late 2002

US Economic Framework

5 Year Forecast
(2002 - 2006)

Most Likely Scenario
(51% probability)

• Moderate growth - real GDP 1% to 3% per annum

• Moderate inflation - 1% to 3% CPI annual increase

• Total annual growth 2% to 4%

• Volatile interest rates - prime rate 4.5% to 11% (average 8.0%)

• Downside risk has increased

Financial Services
Industry

• Incredible Rate of Change

Grow or Die

Financial Services Industry
5 Year Outlook

Primary forces impacting the industry:

(1) Consolidation

     - Rationalization of cost structure

     - Revenue growth via expanded products

     - Risk diversification

     - Rising economies of scale by product line

     - Bank/non-bank mergers/partnerships

     - Survival of fittest

(2) Technology/Innovation

     - Changing nature of distribution system

     - Changing economies of scale

     - "Expert" systems

     - "Profound" client information

     - Internet

(3) Non-Bank Competition
     - Linear, efficient, technology-driven, national distributors
     - Low-cost providers

(4) Regulation

     - Nationwide banking (yes)
     - Product diversification (yes)
     - Financial services integration
     - Regulatory cost disadvantage

(5) Credit, Interest Rate, and Operational Risk
     - We are in the risk management business

FINANCIAL SERVICES IS A WORLD-WIDE,
INTEGRATED, GROWTH INDUSTRY

Outcome of Financial Industry Trends

Over the next 5 years the consolidation of the financial service industry will continue. Some of the larger aggressive acquirers will primarily be focused on redirecting their business, while more successful acquirers will continue the acquisition process.

During this 5 year period a substantial percentage of mid sized banks ($500 million to $15 billion) will be acquired. There will still be many small banks, but their market share and financial performance will have declined. Small and mid-size institutions will have difficulty in affording to invest in technology, developing products, and attracting high performance employees.

Outcome of Financial Industry Trends

Some of the Financial Services giants will have refined their operating structures and will become more effective competitors. In 10 years there will be 25 or so Financial Services firms which will dominate the industry.

The winners will be those companies with rational strategies, superior processes and exceptional executional abilities. Due to these attributes, these winners will have superior revenue and earnings per share (EPS) growth and outstanding return on equity (ROE.)

BB&T Will Be A Winner!

BB&T's
Long-Term
Strategy

Our Goal

• Create a high-performance financial services organization that can survive and prosper in a rapidly changing, highly competitive, globally integrated environment

• CREATE THE BEST FINANCIAL INSTITUTION POSSIBLE

Achieving Our Goal

The key to maximizing our probability of being both independent and prosperous over the long term is to create a superior Cash Basis Earnings Per Share Growth Rate without sacrificing the fundamental quality and long-term competitiveness of our business, nor taking unreasonable risk.

Achieving Our Goal

While being fundamentally efficient is critical, the 'easy' way to rapid CB EPS growth is to artificially cut cost; however, not investing for the future is long-term suicide, as it destroys our capability to compete.

The intelligent process to achieve superior CB EPS growth is to grow revenues by providing (and selling) superior-quality service while systematically enhancing our margins, improving our efficiency, expanding our profitable product offerings, and creating more effective distribution channels.

BB&T Long-Term Strategy

Superior-Balanced Performance

(1) Client-driven - Have a passion for consistently providing the client with better value through rational innovation and productivity improvement

(2) Rational risk taking and exceptional risk management

(3) Superior earnings growth

(4) Targeted and consistent investments for the future

BB&T Long-Term Strategy

(1) Client-driven

     - Reliable

     - Responsive

     - Empathetic

     - Competent

     - Right products to meet needs

     - Convenience of location and time (correct distribution channels)

     - "Profound" knowledge of the client

BB&T Long-Term Strategy

(1) Client-driven (continued)

     - Communicate to the client that:

         • We want your business

         • We are committed to make it easy to do business with BB&T

     - Consistently meet or exceed the client's reasonable expectations

TREAT THE CLIENT AS AN INDIVIDUAL!

BB&T Long-Term Strategy

Client-Driven

"Community Bank" concept is the foundation for local decision-making and the basis for responsive, reliable, and empathetic client service.

BB&T Long-Term Strategy

(2) Rational risk taking and exceptional risk management

         - Conservative risk taking philosophy

         - Sophisticated risk management systems

         - Diversification of risk

         - Objectivity in risk assessment

BB&T Long-Term Strategy

Results of Risk Management Strategy
         • Less than peer net loan losses and non-performing assets
         • Solid core funding
         • Excellent liquidity
         • Balanced interest rate risk position
         • Controlled operating risk
         • Strong capital position
              - Leverage Capital ratio 7.0% to 8.0%

BB&T Long-Term Strategy

(3) Superior earnings growth
     - Achieve superior revenue growth
         • Grow net interest income at 8% to 12% rate
              - Grow loans (8% to 12%)
         • Grow "core" deposits (5% to 8%)
         • Grow noninterest income at 25%+ (including purchase acquisitions)
         • Increase services owned per client
              - 40% of clients with 5 or more services within 5 years

         • Target profitable products at profitable clients

BB&T Long-Term Strategy

     - Create strong margins
         • Sell quality not price ("our products at our prices")
         • Focus on most profitable product lines
         • Develop most profitable client relationships
         • Exercise pricing discipline

BB&T Long-Term Strategy

     - Outstanding efficiency
         • Manage "daily" costs aggressively
         • Consistently re-examine systems and processes for improvement
         • Control loan losses
         • Operate with lean but well trained and highly motivated staff

Results
Cash Basis Efficiency ratio ‹ 45%

BB&T Long-Term Strategy

Long-Term Financial Goals

•	Cash Basis earnings per share growth rate	12%+
•	Cash Basis return on equity	22%+
•	Cash Basis return on assets	1.65%+
•	Book value per share growth rate	10%+
•	Dividend per share growth rate	10%+

While all goals are significant and interrelated, these objectives are listed in order of importance. The ultimate objective is to optimize long-term total return to shareholders.

BB&T Long-Term Strategy

(4) Targeted and consistent investments for the future

              - Invest in employee education to create a "knowledge-based learning organization" founded on the premise that knowledge properly applied is the source of competitive advantage

                 • Systematized learning based on Aristotle's concept "Excellence is an art won by training and habituation"

BB&T Long-Term Strategy

              - Have a fundamental commitment to innovation: Technological investment is a part of innovation, but process enhancements are often more significant

              - Create new products/product lines and distribution channels to meet additional needs of existing clients and to develop new client relationships

BB&T Long-Term Strategy

     - Develop information systems to:
         • Identify revenue enhancement opportunities
         • Improve service quality
         • Reduce cost
         • Manage risk
         • Make managerial decisions
     - Open new markets through traditional or non-traditional distribution systems where growth rates are superior and risks are manageable

BB&T Long-Term Strategy

     - Make acquisitions to achieve business purposes

         • During the next 2 to 3 years we will focus on Bank and Thrift acquisitions to enhance our market share in our existing footprint (NC, SC, GA, VA, MD, DC, TN, KY and WV) and the contiguous states of OH and FL

BB&T Long-Term Strategy

- Non-bank acquisitions to grow existing product lines and expand into related financial businesses:

•	Insurance	•	Consumer Finance
•	Mortgage	•	Commercial Finance
•	Asset Management	•	Investment Banking
•	Leasing	•	Processing/Technology*

*Grow Internally

BB&T Long-Term Strategy

Primary Focus is on Existing Niches:

         • Retail
         • Small business
         • Middle market
         • Carolinas / Virginia / Kentucky / Metro DC / Maryland / Georgia / West Virginia / Eastern Alabama / Eastern Tennessee

Be the Best at what we do!

BB&T
2002 Financial Goals

2002 Profit Plan

2002 Profit Plan

2002 Profit Plan

2002 Profit Plan

2002 Profit Plan

2002 Profit Plan

2002 Profit Plan

2002 Profit Plan

Capital Expenditures
2002 Plan

2002 Key Strategic Objectives

1. Be the World Standard revenue-driven sales organization

2. Execute the World Standard client service strategy

3. Achieve superior performance and profitability - Top 5%; realize performance potential of new markets

4. Execute branch automation and electronic banking strategy; increase scale of selected fee based businesses; optimize and integrate products, business lines, delivery systems and information systems

5. Integrate past acquisitions and pursue strategic future acquisitions

2002 Key Strategic Objectives

(1) Be the World Standard Revenue-Driven Sales Organization
   • Execute on BB&T Decathlon
     - Maintain 10 sales contacts
     - 5 or more service households
           31% core markets
           17% new markets
           40% long term goal
   • Execute on Integrated Relationship Management

2002 Key Strategic Objectives

(2) Execute the World Standard Client Service Strategy
   • Long term profit maximization through quality differentiation
   • We are a quality differentiated competitor: We sell quality not price. While price always matters, we deliver the greatest value to the client. Value is the ratio of quality to price. We focus on the quality component.
   • Relationship driven / Value added
   • Reliable, responsive, empathetic, competent
   • Gold Seal Standards - Systemized quality
   • Execute Client Service model
   • Maintain better service quality than our primary competitors

2002 Key Strategic Objectives

(3) Achieve Superior Performance and Profitability Goals- Top 5%; realize performance potential of new markets
   • Achieve a superior P/E ratio by superior cash basis earnings per share growth, superior cash basis ROE, superior revenue growth while maintaining a sound financial position as evidenced by leverage capital and asset quality ratios
   • Maintain pricing discipline
   • Achieve growth goals
   • Insure excellent asset quality
   • Realize performance potential of new markets

2002 Key Strategic Objectives

(4) Execute Branch Automation and Internet strategy, increase scale of selected fee based businesses; optimize and integrate products, business lines delivery systems and information systems

   • Have a passion for rational innovation
   • Execute creativity process and transfer best practices
   • Expand management development program
   • Branch automation / other systems enhancements
   • Electronic Delivery Systems
   • Payroll processing / HR benefit business

2002 Key Strategic Objectives

(5) Integrate past acquisitions and pursue strategic future acquisitions

   • Complete integration of recent bank and non-bank mergers

   • Pursue banks and thrifts in the Carolinas, Virginia, Maryland, DC, Georgia, West Virginia, Tennessee, Kentucky, Ohio and Florida with assets of $250 Million to $10 Billion

   • Continue aggressive insurance agency acquisition program

   • Pursue integration or roll-up of non-bank acquisitions

       - Asset Management

Summary

Special Strengths of BB&T

• Superior sales system / Superior revenue growth

• Different and better model for community banking

• Unique and successful acquisition strategy

• Great markets / Great franchise

• Philosophy: Rational / Objective

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ SHERRY A. KELLETT

                                                                                Sherry A. Kellett
                                                                                Senior Executive Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       February 7, 2002